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                                                                     EXHIBIT 4.2



                                                                                                                     COMMON STOCK

         [NUMBER]                               MARINER ENERGY, INC.                                                    [SHARES]

      ME

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                                                                                          CUSIP 56845T 20 6

THIS CERTIFIES THAT


                                                   [SPECIMEN STAMP]


IS THE OWNER OF


                      FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $0.0001 EACH OF THE COMMON STOCK OF

                                                        MARINER ENERGY, INC.

                                                  (CERTIFICATE OF STOCK WATERMARK)


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Teresa Bushman                                                                              /s/ Scott D. Josey

                                                     (MARINER ENERGY, INC. SEAL)
           SECRETARY                                                                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:

                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                    (Jersey City, NJ)

                                                                                     TRANSFER AGENT
                                                                                        AND REGISTRAR,

BY


                                                                                    AUTHORIZED OFFICER

         The Corporation will furnish without charge to each stockholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ______________________________



                                    ____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


___________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.